UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)
Filed by the Registrant  ☐
Filed by a Party other than the Registrant  ☒

Check appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a-12

K-TRON INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

HILLENBRAND, INC.
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

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Filed by Hillenbrand, Inc.
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: K-Tron International, Inc.
Commission File No: 000-09576

The following investor presentation was used during a conference call with investors held by Hillenbrand, Inc. on January 11, 2010:

Transaction Overview
January 11,2010

Mark Lanning
Vice President of Investor
Relations & Treasurer
Hillenbrand, Inc
Hillenbrand Speaker

Certain statements in this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the company’s future plans, objectives, beliefs, expectations, representations and projections. The company has tried, wherever possible, to identify these forward-looking statements using words such as “intend,” “anticipate,” “believe,” “plan,” “encourage,” “expect,” “may,” “goal,” “become,” “pursue,” “estimate,” “strategy,” “will,”
“projection,” “forecast,” “continue,” “accelerate,” “promise,” “increase,” “higher,” “lower,” “reduce,” “improve,” “expand,” “progress,” “potential” or the negative of those terms or other variations of them or by comparable terminology. The absence of such terms, however, does not mean that the statement is not forward-looking. It is important to note that forward-looking statements are not guarantees of future performance, and the company's actual results could differ materially from those set forth in any forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited to: the company’s ongoing antitrust litigation; the company’s dependence on its relationships with several large national providers; continued fluctuations in mortality rates and increased cremations;
ongoing involvement in claims, lawsuits and governmental proceedings related to operations; failure of the company’s announced strategic initiatives to achieve expected growth, efficiencies or cost reductions; disruptions in the company’s business or other adverse consequences resulting from the separation of Hillenbrand Industries into two operating companies; failure of the company to execute its acquisition and business alliance strategy through the consummation and successful integration of acquisitions (such as the acquisition of K-Tron International, Inc.) or entry into joint ventures or other business alliances; competition from nontraditional sources in the funeral services business; volatility of the company’s investment portfolio; increased costs or unavailability of raw materials; labor disruptions; the ability to retain executive officers and other key personnel; and certain tax-related matters. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1 of the company’s Annual Report on Form 10-K for the year ended September 30, 2009, filed November 24, 2009. The company assumes no obligation to update or revise any forward-looking information.
Additional Information and Where to Find It
This investor presentation may be deemed to be solicitation material in respect of the proposed acquisition of K-Tron International, Inc. (“K-Tron”) by Hillenbrand, Inc.
(“Hillenbrand”). In connection with the proposed acquisition, K-Tron plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF K-
TRON ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY
BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.
The final proxy statement will be mailed to shareholders of K-Tron. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by K-Tron with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and K-Tron’s other filings with the SEC may also be obtained from K-Tron by directing a request to K-Tron International, Inc., Attention:
Investor Relations, Route 55 and 553, P.O. Box 888, Pitman, N.J. 08071, or by calling 856-589-0500.
Hillenbrand, K-Tron and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from K-Tron shareholders in favor of the proposed acquisition. Information regarding Hillenbrand’s directors and executive officers is available in its 2009 Annual
Report on Form 10-K filed with the SEC on November 24, 2009, and definitive proxy statement relating to its 2010 Annual Meeting of Shareholders filed with the SEC on January 5, 2010. Information regarding K-Tron’s directors and executive officers is available in its 2008 Annual Report on Form 10-K filed with the SEC on March
13, 2009, and definitive proxy statement relating to its 2009 Annual Meeting of Shareholders filed with the SEC on April 6, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Forward-looking Statements

Ken Camp
President &
Chief Executive Officer
Hillenbrand, Inc
Hillenbrand Speaker

It’s the Right Acquisition
• $435MM cash purchase ($390MM net purchase price) provides approximately $200MM of revenue
• Preserves Hillenbrand’s high quality of earnings and cash flows while improving growth potential
• EBITDA multiple of 10.3x EBITDA is in line with recent market comparables
• We expect the transaction to be immediately accretive to EPS and cash flow, excluding acquisition costs, transition costs, and non-recurring purchase accounting adjustments
• Attractive product, industry and customer diversification
• Creates sizable new global platforms in two attractive sectors
• Ideal fit with Hillenbrand’s stringent acquisition criteria
• K-Tron International has limited lean experience. Meaningful improvement opportunities exist through the application of lean business practices
• Strong cultural fit with proven management
• Adds leading brands and market positions with two new platforms
• A proven high margin, high growth business
Operational
and Cultural
Financial
Strategic

K-Tron International’s Corporate Profile Is Very Attractive
to Hillenbrand
• 2008 Revenues and EBITDA of $243 MM and $44.6 MM
 • 21% Total revenue CAGR over last 5 years;
 • 10% Organic revenue CAGR over last 5 years
• Two attractive segments within bulk solids material handling equipment sector
• Leading, respected brands
• Serves diverse base of global customers through wholly-owned subsidiaries and independent representatives
• Highly productive operation with more than 650 employees
• Operates 7 manufacturing facilities: 5 in the U.S. and 1 each in Switzerland and China
• Numerous meaningful opportunities have been identified to grow as economy recovers
Estimated Revenue by Business Line (1)
Estimated EBITDA by Business Line (1)
(1) For FY 2008
Size
Reduction
Group
Process
Group
Size
Reduction
Group
Process
Group

Hillenbrand Post Acquisition Revenue By Platform

K-TRON Feeders

K-TRON Premier

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

New Platform: K-Tron Process Group Is a Leader
in Feeding and Conveying With a Clear Growth
Path
Feeders
Provide accurate feeding of “hard-to-handle” materials in a wide variety of manufacturing processes, enabling customers in key end markets to produce high quality products and optimize raw material usage
Conveyers
Product Summary
Brand Names
(1) Higher sensitivity to economic cycles.
Convey bulk solids with positive or negative pressure through mass-customized pneumatic conveying equipment and systems
Growth Strategy
• Differentiated by material flow expertise (multiple types)
• Leading brand position in each category
• Expanding back into value chain: same sales, engineering & service channels, and same customers
Feeders
Conveyers
Gravimetric Feeders
Twin Screw Micro-Ingredient Feeder
Pneumatic Conveying Components
Sanitary Pneumatic Conveying Systems
for Food and Pharmaceutical

Hillenbrand Post Acquisition Revenue By Platform

Original

Consumable

Pennsylvania Crusher

GUNDLACH

JEFFREY RADER
UNITED STATES CANADA SWEDEN

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

New Platform: K-Tron Size Reduction Group Is a
Brand Leader Supported by its High Margin,
Recurring Consumable Parts Business
Size
Reduction
Coal Processing: Hammermills, sizers, roll crushers
Wood/pulp Processing/Biomass: Wood/bark hogs, chip screens
Mining: Potash and mineral mining crushers
Significant recurring parts revenue
Product Summary
Brand Names
Growth Strategy
Leverage installed base and brand equity (#1 or #2 brand presence)
Penn Crusher & Reversible Hammermill
Jeffrey EZ Access Word/Bark Hog
Gundlach Cage Packer
Grundlach Two-stage Four-roll Breaker
Duratip® Wood Hog Jammers
Big Buster™ Hammer
Stant-Flow® Grates
Buster® Bar

To Maximize Value Creation, We Will Leverage Hillenbrand’s Core
Competencies Across New Platforms

Lean Business
(Capabilities nationally recognized
beyond the death care industry)
Culture of
Execution
Management Team
▪ High quality
▪ Low-cost
▪ Flexible
▪ Safety-conscious
▪ Innovative
▪ Profitability improvement
▪ Highly effective merchandising
▪ History of successful acquisition
 integration
▪ Manage for strong cash flow
Supply Chain Optimization
(Favorably benchmarked against FedEx & UPS)
▪ Efficient
▪ Dependable
▪ Fast
▪ Optimizes finished goods inventory
▪ Deep acquisition &
 integration skills
▪ Robust business development
 & lean skills
New Platforms
Processes &
People
▪ Strategic planning
▪ People development
▪ Policy deployment

$300
$250
$200
$150
$100
$50
$0
IN MILLIONS
119
148
202
243
213
2005A
2006A
2007A
2008A
LTM 10/03/09

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
IN MILLIONS
17
25
38
44
39
2005A
2006A
2007A
2008A
LTM 10/03/09

$40
$35
$30
$25
$20
$15
$10
$5
$0
IN MILLIONS
17
35
38
24
18
2005A
2006A
2007A
2008A
10/3/2009

$70
$60
$50
$40
$30
$20
$10
$0
IN MILLIONS
15
14
31
42
63
2005A
2006A
2007A
2008A
10/3/2009

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

K-Tron International Historical Results Show Strong Growth
and Cash Generation Capabilities
Revenue
EBITDA
Total Debt
Cash

Creates Multiple Pathways to Strong Revenue Growth
Through New Platforms
• Proven history of modest acquisitions
    ($10-$30MM)
• Opportunities for bolt-on acquisitions in both
 platforms
• Size Reduction Group well positioned to
 capture Biomass Energy growth
• Pharmaceutical Industry trending from
    batch to continuous process
• Expand Pneumatics into Europe, Asia and the
 Middle East
• Swiss facility offers competitive advantage to
 serve high growth Eastern Europe markets
• China & India for coal mining
• Aggressively grow Wuxi K-Tron Colormax
 division in China
• Enhance Sales & Marketing efforts for Penn
 Crusher in China
• Strong growth in demand from mineral mining
 sector
Complementary Acquisitions
Attractive New End Markets
  New Platform
         Key
Growth Drivers
New Geographics
Growth Within Existing Regions

K-Tron International Has a Proven Senior Management Team
30+ Year Industry Veteran
Ground-up Knowledge of Coal Industry
Long-standing Industry Executive
Donald W. Melchiorre
SVP Size Reduction Group
30+ Yrs with the Company
Well Regarded Sales & Marketing Expertise
Extensive Knowledge of each K-Tron Divisions
Kevin C. Bowen
SVP Process Group
Point Person on Each Acquisition Since 2003
Extensive Global Experience
Regarded as a Strategy Enabler
Lukas Guenthardt
SVP Corporate Development
Corporate Finance and Private Equity Background
Former Siemens Executive and 11 years at Ernst & Young
Newest Management Team Member (2008)
Robert E. Wisniewski
SVP & CFO
Turnaround and Acquisition Expertise
Diverse Industry Knowledge
Strong Legal / M&A Background
Edward B. Cloues,II
Chairman & CEO

Provides Hillenbrand With a Global Business Platform
Belleville, IL
54,000 sq. ft.
Wuxi, China
30,000 sq. ft.
K-Tron HQ
Pitman, NJ
92,000 sq. ft.
Cuyahoga Falls, OH
70,000 sq. ft.
Woodruff, SC
149,000 sq. ft.
Niederlenz,
Switzerland
65,000 sq. ft.
Batesville, IN
494,000 sq. ft.
Salina, KS
134,000 sq. ft.
Manchester, TN
375,000 sq. ft.
Mexico City, Mexico
58.700 sq. ft.
Chihauhau, Mexico
125,000 sq. ft.
Batesville, MS
180,000 sq. ft.
Vicksburg, MS
142,000 sq. ft.
Process Group and Size Reduction Group have
~175 sales reps. (mostly independent) in U.S.,
Canada, France, Germany, the United Kingdom,
Singapore and China.
Size Reduction Manufacturing
Process Group Manufacturing
Batesville Manufacturing
Post Acquisition Locations
Batesville Warehouse Distribution, Service or Sales
(165 sales reps in the U.S. and Canada.)
Penn Crusher HQ

Cindy Lucchese
Senior Vice President &
Chief Financial Officer
Hillenbrand, Inc
Hillenbrand Speaker

- Recurring high-margin consumable part sales create strong base through economic cycles
- Margin strength is a sign of superior management and a strong product/brand position

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

(1) Excludes a $3.0 MM gain in 2009 on sale of 19.9% investment in Hasler International. Including the gain, K-Tron’s LTM EPS would have been $7.81 and the EBITDA would have been $42MM.

Contributes to Hillenbrand’s Ability to Deliver Predictable
Performance
• Strong and consistent EBITDA margins during current severe economic downturn
K-Tron International Financial Highlights
$ IN MILLIONS, EXCEPT PER SHARE DATA	2004	2005	2006	2007	2008	LTM 10/03/09(1)	2004 - 2008
Total Revenue	$113	$119	$148	$202	$243	$213
Gross Profit	$46	$50	$62	$86	$101	$88
EBITDA	$14	$17	$25	$38	$44	$39
Diluted EPS	$2.65	$2.85	$4.95	$7.93	$9.37	$6.79
Growth (yr/yr)							CAGR
Revenue	18.8%	5.7%	24.6%	36.2%	20.5%	(9.9%)	21.2%
EBITDA	43.3%	23.0%	46.8%	49.4%	17.1%	(11.0%)	33.3%
As a % of Revenue							Average
Gross Profit	41.2%	42.1%	42.1%	42.7%	41.7%	41.3%	42.0%
EBITDA	12.4%	14.4%	16.9%	18.6%	18.1%	18.2%	16.1%

K-Tron International - Cash Flow Summary
*Free cash flow is defined as operating cash flow less capital expenditures
FISCAL YEAR ENDING
					LTM 10/03/09 ACTUAL
$ IN MILLIONS	2005 ACTUAL	2006 ACTUAL	2007 ACTUAL	2008 ACTUAL
Operating Activities
Net Income	$7	$13	$21	$26	$23
Depreciation & Amortization	4	5	6	6	6
Change in Working Capital	(1)	0	(1)	(7)	9
Other, Net	1	1	1	2	(1)
Cash Flow from Operating Activities	11	19	27	27	37

Capex & Purchase of Intangibles	(2)	(3)	(2)	(4)	(3)
Other Investing Activities	0	(33)	(17)	0	0
Debt Transactions	(6)	16	3	(14)	(8)
Capital Stock Increase	1	0	3	2	0
Other	(1)	0	3	0	3
Net Change in Cash	$3	$(1)	$17	$11	$29
Free Cash Flow*	$9	$16	$25	$23	$34

Transaction Summary
Overview
Purchase Price
Ownership
Closing Conditions
Timing
Hillenbrand, Inc. to acquire K-Tron International, Inc. (Nasdaq: KTII) for 100%
cash consideration
 The net purchase price associated with this transaction is approximately $390 million based on equity purchase price of $435 million and a net cash balance at
 10/03/09 of approximately $45 million. This net purchase price implies a multiple of 10.3x EBITDA
 Upon completion of the transaction, Hillenbrand stockholders would own 100%
 of the combined company
 The transaction is subject to approval by K-Tron International shareholders, as well as the satisfaction of customary closing conditions and regulatory approvals
 The transaction is expected to close near the end of March

18
K-Tron International Represents a Very Attractive Strategic
Opportunity
 • Matches Hillenbrand’s growth strategy
 • Market leader with preeminent brands
 • Strong platforms in growing industries/markets
 • Proven growth potential (organic and acquisition)
 • Attractive markets - large, diversified, fragmented, growing and global
 • Reduces risk and dependence on death care
 • Proven management team eager to continue
 • Risks are manageable
 • Solid financials
 • Predictable, strong cash flows and margins
 • Strong balance sheet with little debt
 • Growing revenues with stable gross profit margins
 • Proven high margin, high growth business
 • We believe this acquisition will provide a platform for creating significant shareholder value over the next several years

Transaction Overview
January 11,2010

Additional Information and Where to Find it

This investor presentation may be deemed to be solicitation material in respect of the proposed acquisition of K-Tron International, Inc. (“K-Tron”) by Hillenbrand, Inc. (“Hillenbrand”).  In connection with the proposed acquisition, K-Tron plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF K-TRON ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of K-Tron. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by K-Tron with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and K-Tron’s other filings with the SEC may also be obtained from K-Tron by directing a request to K-Tron International, Inc., Attention: Investor Relations, Route 55 and 553, P.O. Box 888, Pitman, N.J. 08071, or by calling 856-589-0500.

Hillenbrand, K-Tron and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from K-Tron shareholders in favor of the proposed acquisition. Information regarding Hillenbrand’s directors and executive officers is available in its 2009 Annual Report on Form 10-K filed with the SEC on November 24, 2009, and definitive proxy statement relating to its 2010 Annual Meeting of Shareholders filed with the SEC on January 5, 2010.  Information regarding K-Tron’s directors and executive officers is available in its 2008 Annual Report on Form 10-K filed with the SEC on March 13, 2009, and definitive proxy statement relating to its 2009 Annual Meeting of Shareholders filed with the SEC on April 6, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Filed by Hillenbrand, Inc.
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: K-Tron International, Inc.
Commission File No: 000-09576

On January 11, 2010, Hillenbrand, Inc. posted the following investor presentation to its website at http://ir.hillenbrandinc.com:

HILLENBRAND, INC.

| Creating Shareholder Value |

Investor Meetings
New York / Boston
January 2010

Certain statements in this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the company’s future plans, objectives, beliefs, expectations, representations and projections. The company has tried, wherever possible, to identify these forward-looking statements using words such as “intend,” “anticipate,” “believe,” “plan,” “encourage,” “expect,” “may,” “goal,” “become,” “pursue,” “estimate,” “strategy,” “will,”
“projection,” “forecast,” “continue,” “accelerate,” “promise,” “increase,” “higher,” “lower,” “reduce,” “improve,” “expand,” “progress,” “potential” or the negative of those terms or other variations of them or by comparable terminology. The absence of such terms, however, does not mean that the statement is not forward-looking. It is important to note that forward-looking statements are not guarantees of future performance, and the company's actual results could differ materially from those set forth in any forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited to: the company’s ongoing antitrust litigation; the company’s dependence on its relationships with several large national providers; continued fluctuations in mortality rates and increased cremations;
ongoing involvement in claims, lawsuits and governmental proceedings related to operations; failure of the company’s announced strategic initiatives to achieve expected growth, efficiencies or cost reductions; disruptions in the company’s business or other adverse consequences resulting from the separation of Hillenbrand Industries into two operating companies; failure of the company to execute its acquisition and business alliance strategy through the consummation and successful integration of acquisitions (such as the acquisition of K-Tron International, Inc.) or entry into joint ventures or other business alliances; competition from nontraditional sources in the funeral services business; volatility of the company’s investment portfolio; increased costs or unavailability of raw materials; labor disruptions; the ability to retain executive officers and other key personnel; and certain tax-related matters. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Item 1 of the company’s Annual Report on Form 10-K for the year ended September 30, 2009, filed November 24, 2009. The company assumes no obligation to update or revise any forward-looking information.
Additional Information and Where to Find It
This investor presentation may be deemed to be solicitation material in respect of the proposed acquisition of K-Tron International, Inc. (“K-Tron”) by Hillenbrand, Inc.
(“Hillenbrand”). In connection with the proposed acquisition, K-Tron plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF K-
TRON ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY
BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.
The final proxy statement will be mailed to shareholders of K-Tron. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by K-Tron with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and K-Tron’s other filings with the SEC may also be obtained from K-Tron by directing a request to K-Tron International, Inc., Attention:
Investor Relations, Route 55 and 553, P.O. Box 888, Pitman, N.J. 08071, or by calling 856-589-0500.
Hillenbrand, K-Tron and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from K-Tron shareholders in favor of the proposed acquisition. Information regarding Hillenbrand’s directors and executive officers is available in its 2009 Annual
Report on Form 10-K filed with the SEC on November 24, 2009, and definitive proxy statement relating to its 2010 Annual Meeting of Shareholders filed with the SEC on January 5, 2010. Information regarding K-Tron’s directors and executive officers is available in its 2008 Annual Report on Form 10-K filed with the SEC on March
13, 2009, and definitive proxy statement relating to its 2009 Annual Meeting of Shareholders filed with the SEC on April 6, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Forward-looking Statements
2

3
Hillenbrand / K-Tron International Team Introductions
Cindy Lucchese
Senior Vice President &
Chief Financial Officer
Hillenbrand, Inc.

Mark Lanning
Vice President of Investor
Relations & Treasurer
Hillenbrand, Inc.
Ken Camp
President &
Chief Executive Officer
Hillenbrand, Inc.

Lukas Guenthardt
Senior Vice President,
Corporate Development
K-Tron International, Inc.

4
Agenda
Transaction Summary
Strategic Benefits
Financial Highlights
Business Summary
Wrap-up
Appendix

Transaction Summary

6
Transaction Summary
Overview
Purchase Price
Ownership
Closing Conditions
Timing
Hillenbrand, Inc. to acquire K-Tron International, Inc. (Nasdaq: KTII) for 100%
cash consideration
 The net purchase price associated with this transaction is approximately $390 million based on equity purchase price of $435 million and a net cash balance at
 10/3/09 of approximately $45 million. This net purchase price implies a multiple of 10.3x EBITDA
 Upon completion of the transaction, Hillenbrand stockholders would own 100%
 of the combined company
 The transaction is subject to approval by K-Tron International shareholders, as well as the satisfaction of customary closing conditions and regulatory approvals
 The transaction is expected to close near the end of March

7
Transaction Rationale
• Hillenbrand’s sole operating unit, Batesville Casket, remains a high-margin cash generator with a leading brand and excellent management
• However, revenue growth is historically challenging in death care and has been even more challenging in the current economic environment
• Therefore, our strategy focuses on effective high value opportunities for our robust cash flow, creating a strong and enduring enterprise outside death care
• Through disciplined due diligence, we identified K-Tron International, a well-run company with excellent financials, that will provide growth and diversification and maintain our strong financial profile
• To fund this acquisition, we will utilize a combination of existing and potentially new (if needed) credit and cash-on-hand

Strategic Benefits

It’s the Right Acquisition
• $435MM cash purchase ($390MM net purchase price) provides approximately $200MM of revenue
• Preserves Hillenbrand’s high quality of earnings and cash flows while improving growth potential
• EBITDA multiple of 10.3x EBITDA is in line with recent market comparables
• We expect the transaction to be immediately accretive to EPS and cash flow, excluding acquisition costs, transition costs, and non-recurring purchase accounting adjustments
• Attractive product, industry and customer diversification
• Creates sizable new global platforms in two attractive sectors
• Ideal fit with Hillenbrand’s stringent acquisition criteria
• K-Tron International has limited lean experience. Meaningful improvement opportunities exist through the application of lean business practices
• Strong cultural fit with proven management
• Adds leading brands and market positions with two new platforms
• A proven high margin, high growth business
Operational
and Cultural
Financial
Strategic
9

10
K-Tron International’s Corporate Profile Is Very Attractive
to Hillenbrand
• 2008 Revenues and EBITDA of $243 MM and $44.6 MM
 • 21% Total revenue CAGR over last 5 years;
 • 10% Organic revenue CAGR over last 5 years
• Two attractive segments within bulk solids material handling equipment sector
• Leading, respected brands
• Serves diverse base of global customers through wholly-owned subsidiaries and independent representatives
• Highly productive operation with more than 650 employees
• Operates 7 manufacturing facilities: 5 in the U.S. and 1 each in Switzerland and China
• Numerous meaningful opportunities have been identified to grow as economy recovers
Estimated Revenue by Business Line (1)
Estimated EBITDA by Business Line (1)
(1) For FY 2008
Size
Reduction
Group
Process
Group
Size
Reduction
Group
Process
Group

Post Acquisition Revenue By Platform(1)

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

BCC
11
Diversifies Hillenbrand’s Platforms and Markets
Pulp, Paper &
Forest Products /
Biomass Energy
2%
Food Processing
5%
Power
Generation
2%
Chemical Detergent & Other
Process Group Industries
3%
Other
4%
Plastics Compounding & Base
Resin Manufacturing
9%
Post Acquisition Revenue By
End Market(1)
Post Acquisition
EBITDA By Platform(1)
Death Care
75%
K-Tron
K-Tron
BCC
(1) Represents FY ending 2009 for Hillenbrand and LTM ending 10/03/09 for K-Tron

Broadens Our Product Portfolio of Leading Brands

Hillenbrand

	Today	Post Acquisition	
Group	Batesville Casket	Process Group	Size Reduction Group
Brands	Batesville; Options; NorthStar Industries, LLC	K-Tron Premier; K-Tron Feeders; K-Tron colormax	Pennsylvania Crusher; Jeffrey Rader; Gundlach
Product Lines	Caskets & Cremation Products	Feeding and Conveying Equipment & Components	Size Reduction Components & Equipment
Sample Products			

© 2010 Hillenbrand, Inc.
12
Hillenbrand, Inc.

13
Provides Hillenbrand With a Global Business Platform
Belleville, IL
54,000 sq. ft.
Wuxi, China
30,000 sq. ft.
K-Tron HQ
Pitman, NJ
92,000 sq. ft.
Cuyahoga Falls , OH
70,000 sq. ft.
Woodruff, SC
149,000 sq. ft.
Niederlenz, Switzerland
65,000 sq. ft.
Batesville, IN
494,000 sq. ft.
Salina, KS
134,000 sq. ft.
Manchester, TN
375,000 sq. ft.
Mexico City, Mexico
58.700 sq. ft.
Chihauhau, Mexico
125,000 sq. ft.
Batesville, MS
180,000 sq. ft.
Vicksburg, MS
142,000 sq. ft.
Process Group and Size Reduction Group have
~175 sales reps. (mostly independent) in U.S.,
Canada, France, Germany, the United Kingdom,
Singapore and China.
Size Reduction Manufacturing
Process Group Manufacturing
Batesville Manufacturing
Post Acquisition Locations
Batesville Warehouse Distribution, Service or Sales
(165 sales reps in the U.S. and Canada.)
Penn Crusher HQ

14
Creates Multiple Pathways to Strong Revenue Growth
Through New Platforms
• Proven history of modest acquisitions ($10-$30MM)
• Opportunities for bolt-on acquisitions in both
 platforms
• Size Reduction Group well positioned to
 capture Biomass Energy growth
• Pharmaceutical Industry trending from batch to
 continuous process
• Expand Pneumatics into Europe, Asia and the
 Middle East
• Swiss facility offers competitive advantage to
 serve high growth Eastern Europe markets
• China & India for coal mining
• Aggressively grow Wuxi K-Tron Colormax
 division in China
• Enhance Sales & Marketing efforts for Penn
 Crusher in China
• Strong growth in demand from mineral mining
 sector
Complementary Acquisitions
Attractive New End Markets
  New Platform
         Key
Growth Drivers
New Geographics
Growth Within Existing Regions

- Strong and consistent EBITDA margins during current severe economic downturn
- Recurring high-margin consumable part sales create strong base through economic cycles
- Margin strength is a sign of superior management and a strong product/brand position

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

(1) Excludes a $3.0 MM gain in 2009 on sale of 19.9% investment in Hasler International. Including the gain, K-Tron’s LTM EPS would have been $7.81 and the EBITDA would have been $42MM.
15
Contributes to Hillenbrand’s Ability to Deliver Predictable
Performance
K-Tron International Financial Highlights
$ IN MILLIONS, EXCEPT PER SHARE DATA	2004	2005	2006	2007	2008	LTM 10/03/09(1)	2004 - 2008
Total Revenue	$113	$119	$148	$202	$243	$213
Gross Profit	$46	$50	$62	$86	$101	$88
EBITDA	$14	$17	$25	$38	$44	$39
Diluted EPS	$2.65	$2.85	$4.95	$7.93	$9.37	$6.79
Growth (yr/yr)							CAGR
Revenue	18.8%	5.7%	24.6%	36.2%	20.5%	(9.9%)	21.2%
EBITDA	43.3%	23.0%	46.8%	49.4%	17.1%	(11.0%)	33.3%
As a % of Revenue							Average
Gross Profit	41.2%	42.1%	42.1%	42.7%	41.7%	41.3%	42.0%
EBITDA	12.4%	14.4%	16.9%	18.6%	18.1%	18.2%	16.1%

16
K-Tron International Is Strongly Positioned to Weather the
Current Economic Downturn and Thrive Post Recession
 • K-Tron revenues declined in the first nine months of 2009 by $30.2 MM, or 17%, compared to the same period in 2008
 • A significant component of the revenue decline was K-Tron’s Process Group plastics business, which was impacted when automotive and other end customers were hurt by the “great recession”
 • However, revenues in the Size Reduction Group increased during the year, buffering the decline in plastics
 • We believe the strength of K-Tron’s brands was, and will continue to be, critical to its ability to outperform their markets in economic downturns
 • K-Tron has a large installed base that generates recurring replacement parts business, thereby softening the impact of economic downturns in the capital equipment business
 • As the economy strengthens, K-Tron is in a strong position to grow revenues in both base businesses and potential add-on business lines

Financial Highlights

Financial Highlights of Combination
• We believe the acquisition increases net revenue and EBITDA growth rates in first year excluding acquisition and purchase accounting costs.
• We believe the transaction will be immediately accretive to EPS and cash flow, excluding acquisition costs, transition costs, and non-recurring purchase accounting adjustments
• Acquisition and transition expenses estimated to be $10MM to $12MM
• Strong liquidity position maintained
• Capital deployment strategy remains unchanged
• Pro forma capital structure & strategy consistent with previously discussed financial principles

- Large enough to make a difference
- Combined entity has higher income and cash flow growth rates

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

Combination Provides a Superior Financial Profile
• Combined entity has nearly identical gross margin percentage
Twelve Months Ended
$ IN MILLIONS	Hillenbrand 9/30/09	K-Tron 10/03/09	Pro forma Non-GAAP(1) Combined
Net Revenue	$649.0	$213.0	$862.0
Gross Profit	$274.0	$88.0	$362.0
Margin %	42.2%	41.3%	42.0%
EBITDA % of Revenue	$181.0 27.9%	$39.0 18.3%	$220.0 25.5%
Net Income	$102.0	$23.0	$125.0
Operating cash flow % of Revenue	$123.0 19.0%	$37.0 17.3%	$160.0 18.6%
(1) Excludes effects of purchase accounting which may be significant
(1) Excludes effects of purchase accounting which may be significant

The Acquisition Will Be Funded With a Combination of
Cash and Borrowings
✓ We will remain in compliance with the Hill-Rom covenant
$ IN MILLIONS	Acquisition Funding
Credit Facility	$300-$350
Cash & Other Borrowings	$85-$135
Total Purchase Price	$435

Financial Principles
Pro-Forma Capital Structure & Strategy Remains Consistent
with Hillenbrand’s Previously Discussed Guidelines
 Generate stable and predictable revenues and cash flows
 Maintain a healthy capital structure that minimizes risks and provides flexibility
 Maintain a solid investment grade credit rating
  Return capital to shareholders through dividends and share repurchases

Overview of Hillenbrand’s Key Financial Policies
 Dividend Policy
• Payout amounts will be
 reviewed and approved
 quarterly by the board of
 directors
• Payout levels structured to
 provide long-term stability
• Dividend payout currently
 higher than peers
• Dividend level should
 grow modestly over the
 next 3 years, but less than
 earnings growth, to bring
 payout levels more in-line
 with peers
 Capital Spending
• Strong budgetary controls
 and targets
• Annual approval process for
 overall plans
• Project by project approval
 process during the year
• $15-$18MM annual spend ~
 equal to depreciation
 Acquisitions
• The company continues to
 evaluate prudent strategic
 opportunities
• Will avoid negative effect
 on capital structure or credit
 rating, and ensure
 compliance with
 distribution agreement
 Share Purchases
• Periodically purchase
 treasury shares to off-set the
 dilution from equity
 compensation programs
• Opportunistic share
 repurchases to enhance
 shareholder value

Business Overview

Hillenbrand’s Batesville Casket Commands a
Premium as the Industry’s Most Respected Brand
World’s Largest Casket Manufacturer
• Iconic brand with 100+ years of history
• Industry leader: volume, revenue, margin share
• Superior mix of products sold
• Brand of choice for funeral directors’ families
Unparalleled Commitment
• Superior products
• Exceptional service
• Leader in innovation
• Highly valued business partner

“Every family deserves a Batesville”
Hillenbrand Post
Acquisition Revenue
By Platform
BCC

Funeral Products
($2.6 Billion Industry)
Batesville Casket Is the Largest Player in the Largest
Segment of the Death Care Industry
Caskets
$1.3
Grave
Markers
$0.6
Cremation
$0.3
Source: Company estimates and public filings
Vaults
$0.4
Caskets 90%
Other (100+)
Options
7%
NorthStar
1%
Batesville
Importers
Aurora
Matthews
Caskets
(Total Revenue $1.3 Billion)
Batesville Casket
(Total 2009 Revenue: $649 Million)
Other
2%

UNITS IN MILLIONS
1.8
1.5
1.2
0.9
0.6
0.3
0.0
'05
'06
'07
08
09

$ IN MILLIONS
$700
$600
$500
$400
$300
$200
$100
$0
'05
'06
'07
'08
09

50%
40%
30%
20%
10%
0%
'05
'06
'07
'08
09

30%
25%
20%
15%
10%
5%
0%
'05
'06
'07
'08
09

$ IN MILLIONS
$120
$100
$80
$60
$40
$20
$0
'05
'06
'07
'08
09

$ IN MILLIONS
$140
$105
$70
$35
$0
'05
'06
'07
'08
09

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

Batesville Casket Has Generated Solid Financial
Results in a Declining Casket Market
Revenue
Gross Margin
Net Income
Operating Margin
Cash Flow
* $28 million, after tax pension funding ** $13 million, after tax separation costs
*
N.A. Casket Market
**

Death Care Industry Is Stable, but Challenges Remain
• Cost conscious consumers have been mixing down, opting for less expensive caskets
• It remains to be seen whether the severe economic downturn will cause lasting pricing repercussions
• Slow and steady increases in cremations have reduced burials in a flat death market
• While projected deaths will increase at some point as baby boomers age, this will likely be offset by continued increases in cremations
 • Cremations are projected to grow steadily at 1.2% annually as a percentage of total deaths
• Market share may be under pressure, as new entrants and Chinese imports continue to compete
• Significant increases in the prices of raw materials that cannot be recovered through increases in the price of our products could adversely affect our results of operations and cash flows
Reduced
Burial
Demand
Reduced
Consumer
Spending
Increased
Competition
Commodity
Risk

By Investing Prudently in Batesville Casket, We Will Continue to Focus
on Future Revenue and Earnings Growth From This Segment and
Generate Strong Cash Flow
Top-line Growth
 • Focused sales coverage that leverages strong customer relationships and premium brand
 • Targeted investments to drive innovative product development
 • Merchandising programs increase value on every casket sale
 • Growth in NorthStar and Options product lines
 • Enhanced offerings in E-business
Margin Improvement
 • Operational excellence
 • Lean manufacturing
 • Continuous improvement in all business processes

Hillenbrand Post Acquisition Revenue By Platform

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

New Platform: K-Tron Process Group Is a Leader
in Feeding and Conveying With a Clear Growth
Path
Feeders
Provide accurate feeding of “hard-to-handle” materials in a wide variety of manufacturing processes, enabling customers in key end markets to produce high quality products and optimize raw material usage
Conveyers
Product
 Summary
Brand Names
(1) Higher sensitivity to economic cycles.
Convey bulk solids with positive or negative pressure through mass-customized pneumatic conveying equipment and systems
Growth Strategy
• Differentiated by material flow expertise (multiple types)
• Leading brand position in each category
• Expanding back into value chain: same sales, engineering & service channels, and same customers
Feeders
Conveyers
Gravimetric Feeders
Twin Screw Micro-Ingredient Feeder
Pneumatic Conveying Components
Sanitary Pneumatic Conveying Systems
for Food and Pharmaceutical

Hillenbrand Post Acquisition Revenue By Platform

Original

Consumable

Pennsylvania Crusher

GUNDLACH

JEFFREY RADER
UNITED STATES CANADA SWEDEN

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

New Platform: K-Tron Size Reduction Group Is a
Brand Leader Supported by its High Margin,
Recurring Consumable Parts Business
Size
Reduction
Coal Processing: Hammermills, sizers, roll crushers
Wood/pulp Processing/Biomass: Wood/bark hogs, chip screens
Mining: Potash and mineral mining crushers
Significant recurring parts revenue
Product Summary
Brand Names
Growth Strategy
Leverage installed base and brand equity (#1 or #2 brand presence)
Penn Crusher & Reversible Hammermill
Jeffrey EZ Access Wood/Bark Hog
Gundlach Cage Paktor
Grundlach Two-stage Four-roll Breaker
Duratip® Wood Hog Hammers
Big Buster™ Hammer
Stant-Flow® Screen Grates
Buster® Bar

To Maximize Value Creation, We Will Leverage Hillenbrand’s Core
Competencies Across New Platforms

Lean Business
(Capabilities nationally recognized
beyond the death care industry)
Culture of
Execution
Management
Team
▪ High quality
▪ Low-cost
▪ Flexible
▪ Safety-conscious
▪ Innovative
▪ Profitability improvement
▪ Highly effective merchandising
▪ History of successful acquisition
 integration
▪ Manage for strong cash flow
Supply Chain Optimization
(Favorably benchmarked against FedEx & UPS)
▪ Efficient
▪ Dependable
▪ Fast
▪ Optimizes finished goods inventory
▪ Deep acquisition &
 integration skills
▪ Robust business development
 & lean skills
New Platforms
Processes & People
▪ Strategic planning
▪ People development
▪ Policy deployment

Wrap-up

K-Tron International Represents a Very Attractive Strategic
Opportunity
 • Matches Hillenbrand’s growth strategy
 • Market leader with preeminent brands
 • Strong platforms in growing industries/markets
 • Proven growth potential (organic and acquisition)
 • Attractive markets - large, diversified, fragmented, growing and global
 • Reduces risk and dependence on death care
 • Proven management team eager to continue
 • Risks are manageable
 • Solid financials
 • Predictable, strong cash flows and margins
 • Strong balance sheet with little debt
 • Growing revenues with stable gross profit margins
 • Proven high margin, high growth business
 • We believe this acquisition will provide a platform for creating significant shareholder value over the next several years

Appendix

K-Tron International Has a Proven Senior Management Team
30+ Year Industry Veteran
Ground-up Knowledge of Coal Industry
Long-standing Industry Executive
Donald W. Melchiorre
SVP Size Reduction Group
30+ Yrs with the Company
Well Regarded Sales & Marketing Expertise
Extensive Knowledge of each K-Tron Divisions
Kevin C. Bowen
SVP Process Group
Point Person on Each Acquisition Since 2003
Extensive Global Experience
Regarded as a Strategy Enabler
Lukas Guenthardt
SVP Corporate Development
Corporate Finance and Private Equity Background
Former Siemens Executive and 11 years at Ernst & Young
Newest Management Team Member (2008)
Robert E. Wisniewski
SVP & CFO
Turnaround and Acquisition Expertise
Diverse Industry Knowledge
Strong Legal / M&A Background
Edward B. Cloues,II
Chairman & CEO

IN MILLIONS
$300
$250
$200
$150
$100
$50
$0
119
148
202
243
213
2005A
2006A
2007A
2008A
LTM 10/03/09

IN MILLIONS
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
17
25
38
44
39
2005A
2006A
2007A
2008A
LTM 10/03/09

IN MILLIONS
$40
$35
$30
$25
$20
$15
$10
$5
$0
17
35
38
24
18
2005A
2006A
2007A
2008A
10/3/2009

IN MILLIONS
$70
$60
$50
$40
$30
$20
$10
$0
15
14
31
42
63
2005A
2006A
2007A
2008A
10/3/2009

© 2010 Hillenbrand, Inc.

Hillenbrand, Inc.

K-Tron International Historical Results Show Strong Growth
and Cash Generation Capabilities
Revenue
EBITDA
Total Debt
Cash

1.6x
1.2x
0.8x
0.4x
0.0x
0.8x
1.4x
1.0x
0.5x
0.4x
2005A
2006A
2007A
2008A
LTM 10/03/2009

EBITDA / Interest

60.0x
50.0x
40.0x
30.0x
20.0x
10.0x
0.0x
17.0x
25.0x
22.4x
44.0x
55.8x
2005A
2006A
2007A
2008A
LTM 10/03/2009

Operating Cash Flow / Debt

2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
0.6x
0.5x
0.7x
1.1x
2.0x
2005A
2006A
2007A
2008A
LTM 10/03/09

Free Cash Flow / Debt

2.0x
1.8x
1.6x
1.4x
1.2x
1.0x
0.8x
0.6x
0.4x
0.2x
0.0x
0.4x
0.5x
0.7x
1.0x
1.9x
2005A
2006A
2007A
2008A
LTM 10/03/09

© 2010 Hillenbrand, Inc.
Hillenbrand, Inc.

K-Tron International Historical Credit Metrics Complement
Hillenbrand’s Credit Strength
Debt / EBITDA

K-Tron International - Operating Performance Summary
FISCAL YEAR ENDING
$ IN MILLIONS	2005 ACTUAL	2006 ACTUAL	2007 ACTUAL	2008 ACTUAL	LTM 10/03/09 ACTUAL
Net Revenue % Y/Y Growth	$119 5.3%	$148 24.4%	$202 36.5%	$243 20.3%	$213 N/A
Gross Profit % of Revenue	$50 42.0%	$62 41.9%	$86 42.6%	$101 41.6%	$88 41.3%
Operating Expenses % of Revenue	$37 31.1%	$42 28.4%	$54 26.7%	$63 25.9%	$55 25.8%
Operating Income	$13	$20	$32	$38	$35
EBITDA % of Revenue	$17 14.3%	$25 16.9%	$38 18.8%	$44 18.1%	$39 18.3%
Net Income	$7	$13	$21	$26	$23

K-Tron International - Balance Sheet Summary
FISCAL YEAR ENDING
$ IN MILLIONS	2005 ACTUAL	2006 ACTUAL	2007 ACTUAL	2008 ACTUAL	10/03/09 ACTUAL
ASSETS
Cash	$15	$14	$31	$42	$63
Accounts Receivable	18	23	31	37	27
Inventory	15	23	30	29	24
Other Current Assets	4	7	10	6	9
Current Assets	52	67	102	114	123
PP&E	22	29	27	27	25
Other Assets	15	45	55	58	57
Total Assets	89	141	184	199	205
LIABILITIES
Current Liabilities	26	38	50	47	37
Debt	13	34	37	22	17
Other LT Liabilities	1	4	3	4	4
Total Liabilities	40	76	90	73	58
SHAREHOLDERS’ EQUITY
Total Shareholders’ Equity	49	65	94	126	147
Total Liabilities & Equity	$89	$141	$184	$199	$205

K-Tron International - Cash Flow Summary
*Free cash flow is defined as operating cash flow less capital expenditures
FISCAL YEAR ENDING
					LTM 10/03/09 ACTUAL
$ IN MILLIONS	2005 ACTUAL	2006 ACTUAL	2007 ACTUAL	2008 ACTUAL
Operating Activities
Net Income	$7	$13	$21	$26	$23
Depreciation & Amortization	4	5	6	6	6
Change in Working Capital	(1)	0	(1)	(7)	9
Other, Net	1	1	1	2	(1)
Cash Flow from Operating Activities	11	19	27	27	37

Capex & Purchase of Intangibles	(2)	(3)	(2)	(4)	(3)
Other Investing Activities	0	(33)	(17)	0	0
Debt Transactions	(6)	16	3	(14)	(8)
Capital Stock Increase	1	0	3	2	0
Other	(1)	0	3	0	3
Net Change in Cash	$3	$(1)	$17	$11	$29
Free Cash Flow*	$9	$16	$25	$23	$34

Hillenbrand
Financials

Hillenbrand, Inc. - 2009 versus 2008
FISCAL YEAR ENDING SEPTEMBER 30
	2009 ACTUAL	2008 ACTUAL
$ IN MILLIONS
Net Revenue % Y/Y Growth	$649 (4.3%)	$678 1.6%
Gross Profit % of Revenue	$274 42.3%	$281 41.4%
Operating Expenses % of Revenue	$119 18.3%	$131 19.3%
Operating Income	$155	$150
EBITDA % of Revenue	$181 27.9%	$175 25.8%
Net Income	$102	$93
NET REVENUES
Revenue lower because of relatively mild flu and
pneumonia season, combined with higher
cremation rate and product mix-down from
economic recession
GROSS PROFIT
Gross profit percentage higher due to cost control
and lower materials cost, primarily fuel
OPERATING EXPENSES
Opex percentage lower due to decreased
separation and anti-trust costs

Hillenbrand, Inc. 2010 Guidance - Pre K-Tron Acquisition
(Unaudited)
FISCAL YEAR ENDING SEPTEMBER 30
AMOUNTS IN MILLIONS (EXCEPT PER SHARE DATA)	FY09	FY10 RANGE
		LOW	HIGH
Net Revenues	$649	$630	$670
Income before Taxes	$161	$137	$161
Tax Rate	36.4%	37%	36%
Net Income	$102	$86	$103
Average Diluted Shares Outstanding	62	62	62
Diluted Net Income per Share	$1.66	$1.40	$1.67

Excluding Certain Non-operating Costs (Antitrust Litigation and Separation*)
Net Income	$104	$89	$105
Diluted Net Income per Share	$1.68	$1.45	$1.70
*Anti-trust litigation and separation estimated to be $7.2MM in 2009; see appendix for reconciliation to GAAP

Hillenbrand, Inc. - Non-GAAP Financial Disclosures and
Reconciliations for 2009 Actual and 2010 Guidance
(Unaudited) (Excluding K-Tron International)
While Hillenbrand, Inc. reports financial results in accordance with U.S. GAAP, this press release includes non-GAAP measures. These non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Hillenbrand uses the non-GAAP measures to evaluate and manage its operations and provides the information to investors so they can see the results “through the eyes” of management. Hillenbrand further believes that providing this information better enables investors to understand the ongoing operating performance of the company. Investors should consider non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.
$ IN MILLIONS	TWELVE MONTHS ENDED SEPTEMBER 30, 2009			FISCAL YEAR 2010 GUIDANCE (MIDPOINT)
	PRE- TAX	INCOME TAXES	POST- TAX	PRE-TAX	INCOME TAXES	POST- TAX
GAAP Income	$160.8	$58.5	$102.3	$148.9	$54.3	$94.6
Certain non-operating Costs:
Antitrust Litigation	$2.2	$0.8	$1.4	$4.0	$1.5	$2.5
Separation	$0.1	-	$0.1	-	-	-
Adjusted Income	$163.1	$59.3	$103.8	$152.9	$55.8	$97.1

Hillenbrand, Inc. - Operating Performance Summary
FISCAL YEAR ENDING SEPTEMBER 30
	2007 ACTUAL	2008 ACTUAL	2009 ACTUAL
$ IN MILLIONS
Net Revenue % Y/Y Growth	$667 (1.2%)	$678 1.6%	$649 (4.3%)
Gross Profit % of Revenue	$279 41.8%	$281 41.4%	$274 42.3%
Operating Expenses % of Revenue	$123 18.4%	$131 19.3%	$119 18.3%
Operating Income	$156	$150	$155
EBITDA % of Revenue	$176 26.4%	$175 25.8%	$181 27.9%
Net Income	$100	$93	$102

Hillenbrand, Inc. - Balance Sheet Summary
FISCAL YEAR ENDING SEPTEMBER 30
$ IN MILLIONS	2007 ACTUAL	2008 ACTUAL	2009 ACTUAL
ASSETS
Cash	$12	$15	$35
Accounts Receivable	91	88	85
Inventory	48	49	43
Other Current Assets	19	30	70
Current Assets	170	182	233
PP&E	89	91	85
Other Assets	58	272	243
Total Assets	317	545	561
LIABILITIES
Current Liabilities	76	86	75
Debt	0	100	60
Other LT Liabilities	60	71	122
Total Liabilities	136	257	257
SHAREHOLDERS’ EQUITY
Total Shareholders’ Equity	181	288	304
Total Liabilities & Equity	$317	$545	$561

Hillenbrand, Inc. - Cash Flow Summary
*Free cash flow is defined as operating cash flow less capital expenditures
FISCAL YEAR ENDING SEPTEMBER 30
$ IN MILLIONS	2007 ACTUAL	2008 ACTUAL	2009 ACTUAL
Operating Activities
Net Income	$100	$93	$102
Depreciation & Amortization	19	19	19
Change in Working Capital	8	(16)	5
Other, Net	0	6	(3)
Cash Flow from Operating Activities	127	102	123

Capex & Purchase of Intangibles	(16)	(10)	(10)
Net Activity of Parent	(104)	(165)	0
Net Revolver Activity	0	100	(40)
Stock Repurchases	0	(6)	(12)
Dividends	0	(23)	(46)
Other	(3)	5	5
Net Change in Cash	4	3	20
Free Cash Flow*	$111	$92	$113

GAAP Reconciliation
	K-TRON INTERNATIONAL FISCAL YEAR ENDING						HILLENBRAND FISCAL YEAR ENDING SEPTEMBER 30
$ IN MILLIONS	2004	2005	2006	2007	2008	LTM 10/03/09	2007	2008	2009
Net Income	$7	$7	$13	$21	$26	$20	$100	$93	$102
Taxes	2	5	6	9	11	12	57	61	58
Interest	1	1	1	2	1	1	0	2	2
Depreciation & Amortization	4	4	5	6	6	6	19	19	19
EBITDA	$14	$17	$25	$38	$44	$39	$176	$175	$181

Additional Information and Where to Find it

This investor presentation may be deemed to be solicitation material in respect of the proposed acquisition of K-Tron International, Inc. (“K-Tron”) by Hillenbrand, Inc. (“Hillenbrand”).  In connection with the proposed acquisition, K-Tron plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF K-TRON ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to shareholders of K-Tron. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by K-Tron with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and K-Tron’s other filings with the SEC may also be obtained from K-Tron by directing a request to K-Tron International, Inc., Attention: Investor Relations, Route 55 and 553, P.O. Box 888, Pitman, N.J. 08071, or by calling 856-589-0500.

Hillenbrand, K-Tron and their respective directors, executive officers and other members of their management and employees may be deemed to be soliciting proxies from K-Tron shareholders in favor of the proposed acquisition. Information regarding Hillenbrand’s directors and executive officers is available in its 2009 Annual Report on Form 10-K filed with the SEC on November 24, 2009, and definitive proxy statement relating to its 2010 Annual Meeting of Shareholders filed with the SEC on January 5, 2010.  Information regarding K-Tron’s directors and executive officers is available in its 2008 Annual Report on Form 10-K filed with the SEC on March 13, 2009, and definitive proxy statement relating to its 2009 Annual Meeting of Shareholders filed with the SEC on April 6, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.